Segment Reporting	12 Months Ended
Dec. 31, 2020
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 17 – SEGMENT REPORTING

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as the CEO, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

Based on the management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280. The Company’s assets are substantially all located in the PRC and substantially all of the Company’s revenue and expense are derived in the PRC. Therefore, no geographical segments are presented.

The following table presents revenue by major revenue type for the years ended December 31, 2020, 2019 and 2018, respectively:

	For the years ended December 31,
	2020	2019	2018

Member services	$872,629	$2,525,084	$5,280,587
Enterprise services
-Comprehensive tailored services	13,345,880	5,733,342	4,732,980
-Sponsorship advertising services	6,598,527	8,288,164	2,520,026
-Consulting services	416,634	1,189,169	793,400
Online services	361,933	66,304	8,098
Other revenues	1,585,481	123,413	203,908
Revenue, net	$23,181,084	$17,925,476	$13,538,999